Secured Promissory Note

Datametrics Corporation
25B Hanover Road
#305
Florham Park, New Jersey 07932


$___________		     						    July 31, 2000

FOR VALUE RECEIVED, the undersigned (the ``Maker'') promises to pay to the order of ______________________, c/o Burnham Securities, 1325 Avenue of
the Americas, 26th Floor, New York City, New York (hereinafter, with any subsequent holder, the "Payee") the principal sum of
_________________________
DOLLARS ($________), or so much thereof as may have been funded as set forth below and be outstanding, with interest thereon accruing at the rate of 12% per annum.

All principal and interest on this Note shall be repaid on the earlier of:

(a)	January 20, 2001; or

(b)	Ten (10) days following the closing by the undersigned of any other borrowing, sale of loan participation, offering of debt or equity, or other financing of any nature, in one or more installments, in excess of $3,500,000, regardless of the source or nature thereof.

Upon the first to occur of (i) maturity of this Note, or (ii) an Event of Default (as hereinafter defined), interest shall accrue on the outstanding principal balance of this Note at the aggregate of the annual rate of fifteen percent (15%) per annum.

The undersigned may prepay this Note from time to time in whole or in part without premium or penalty in accordance with the terms set forth above.

Any payments received by the Payee on account of this Note prior to demand or acceleration shall be applied first to any costs, expenses, or charges then owed the Payee by the undersigned, second to accrued and unpaid interest, and third to the unpaid principal balance hereof. Any payments so received after demand or acceleration shall be applied in such manner as the Payee may determine. The undersigned hereby authorizes the Payee to charge any deposit account which the undersigned may maintain with the Payee for any payment required hereunder.

The Payee, at its option, may declare the entire unpaid principal balance of this Note to be immediately due and payable without demand, notice or protest
(which are hereby waived) upon the occurrence of any one or more of the following events (herein, "Events of Default"):

(a)	The failure by the undersigned to pay any amount due under this Note when due;

(b)	The failure by the undersigned to promptly, punctually, and
faithfully perform, discharge, or comply with any of the undersigned's liabilities, obligations, indebtedness or covenants to the Payee pursuant to this Note or that certain Pledge Agreement between the parties of even date;

(c) (1) Any act by, against, or relating to the undersigned, or its property or assets, which act constitutes the application for or consent to the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all or any part of the undersigned's property; (2) the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of the undersigned; (3) adjudication of bankruptcy or insolvency relative to the undersigned or the entry of an order for relief or similar order with respect to the undersigned in any proceeding pursuant to the Bankruptcy Reform Act of 1978 (commonly referred to as the Bankruptcy
Code) or any other federal bankruptcy law;

(d)	The entry of any judgment against the undersigned, which judgment is not satisfied or appealed from (with execution or similar process stayed) within twenty-eight (28) days of its entry; or

(e)	The termination of existence, dissolution, winding up, or
liquidation of the undersigned.

	No delay or omission by the Payee in exercising or enforcing any of the Payee's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

	The undersigned agrees to and will pay on demand, all attorneys' reasonable fees, out-of-pocket expenses incurred by the Payee's attorneys and all costs incurred by the Payee, including, without limitation, costs and expenses associated with travel on behalf of the Payee, which costs and expenses are directly or indirectly related to the preservation, protection, collection or enforcement of any of the Payee's rights against the undersigned or any collateral given the Payee to secure this Note or any other Liabilities of the undersigned to the Payee (whether or not suit is instituted by or against the Payee).

	The undersigned waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. The undersigned assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted the undersigned by the Payee with respect to this Note and/or any collateral given to secure this Note or any extension or other indulgence, as described above, with respect to any other liability or any collateral given to secure any other liability of the undersigned to the Payee.

	This Note shall be binding upon the undersigned and upon its successors, assigns, and representatives, and shall inure to the benefit of the Payee and its successors, endorsees, and assigns.

	The undersigned hereby makes the following waiver, knowingly, voluntarily, and intentionally, and understands that the Payee, in entering into any loan arrangements or making any financial accommodations to the undersigned, whether now or in the future, is relying on such waiver. THE UNDERSIGNED AND THE PAYEE
HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL
OF
ANY CASE OR CONTROVERSY IN WHICH THE HOLDER IS OR BECOMES A PARTY (WHETHER
SUCH
CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE HOLDER OR IN WHICH THE
HOLDER
IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS
IN
RESPECT OF, ANY RELATIONSHIP BETWEEN THE UNDERSIGNED OR ANY OTHER PERSON AND
THE
HOLDER.

i) THIS NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK, OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE
OF NEW YORK TO BE APPLIED.  IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW
OF
THE STATE OF NEW YORK WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF
THIS
NOTE, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.


ii) THE UNDERSIGNED CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST
IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS NOTE, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, SHALL BE
BROUGHT EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN
DISTRICT
OF NEW YORK OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION THEN IN ANY
COURT
OF THE STATE OF NEW YORK.  THE UNDERSIGNED, BY THE EXECUTION AND DELIVERY OF
THIS
NOTE, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL
JURISDICTION
OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS.  THE UNDERSIGNED
AGREES
THAT TO THE EXTENT PERMITTED BY APPLICABLE LAW PERSONAL JURISDICTION OVER IT
MAY
BE OBTAINED BY THE DELIVERY OF A SUMMONS (POSTAGE PREPAID) TO THE ADDRESS OF
THE
UNDERSIGNED SET FORTH ABOVE. ASSUMING SUCH DELIVERY OF THE SUMMONS, THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY ALLEGED LACK OF PERSONAL
JURISDICTION, IMPROPER VENUE OF FORUM NON CONVENIENS OR ANY SIMILAR BASIS.



						MAKER: ("the undersigned")
						Datametrics Corporation

						By:     /s/ Daniel P. Ginns
						      Daniel P. Ginns, CEO


This Note is secured by a pledge in and to all of Makers' stock of MadeMyWay.com Inc.


STATE OF NEW JERSEY

___________ County
                                July ___, 2000


Then personally appeared the above-named Daniel P. Ginns, who did declare that he is a CEO of Datametrics Corporation and acknowledged the foregoing instrument to be his free act and deed as such CEO, and the free act and deed of Datametrics Corporation, before me,


(Seal)						________________________________

							Notary Public
							My commission expires:






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Document #: 11968v4